Exhibit 99.3

April 2014

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	March 2014	December 2013	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012
Ratios (percent)
Return on average assets	1.00	1.24	1.35	1.94	1.41	1.33	1.23	1.32
Return on average common equity	9.0	10.8	12.1	17.3	12.5	11.5	10.4	11.4
Average Bancorp shareholders’ equity as a percent of average assets	11.53	11.51	11.71	11.64	11.38	11.65	11.82	11.58
Net interest margin(a)	3.22	3.21	3.31	3.33	3.42	3.49	3.56	3.56
Efficiency(a)	64.9	61.5	59.2	53.2	59.8	65.2	63.7	59.4
Net losses charged off as a percent of average loans and leases	0.76	0.67	0.49	0.51	0.63	0.70	0.75	0.88
ALLL as a percent of portfolio loans and leases	1.65	1.79	1.92	1.99	2.08	2.16	2.32	2.45
Allowance for credit losses as a percent of portfolio loans and leases	1.82	1.97	2.11	2.18	2.28	2.37	2.53	2.66
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	1.05	1.10	1.16	1.32	1.41	1.49	1.73	1.96
Allowance for loan and lease losses as a percent of nonperforming assets(b)	157	161	165	151	147	144	133	125
Allowance for credit losses as a percent of nonperforming assets(b)	173	178	182	165	161	158	145	136
Common Share Data
Earnings per share	$0.36	$0.44	$0.47	$0.67	$0.47	$0.44	$0.39	$0.41
Earnings per diluted share	$0.36	$0.43	$0.47	$0.65	$0.46	$0.43	$0.38	$0.40
Cash dividends per common share	0.12	0.12	0.12	0.12	0.11	0.10	0.10	0.08
Book value per share	16.27	15.85	15.84	15.56	15.42	15.10	14.84	14.56
Common shares outstanding, excluding treasury	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253
Market price per share:
High	$23.39	$21.04	$19.69	$18.60	$16.61	$16.16	$15.95	$14.67
Low	20.50	17.50	18.04	15.80	15.35	13.75	13.07	12.04
End of period	22.96	21.03	18.05	18.05	16.31	15.20	15.51	13.40
Supplemental Data
Common dividends declared ($ in millions)	$102	$103	$106	$102	$96	$88	$89	$74
Full-time equivalent employees	19,080	19,446	20,256	20,569	20,744	20,798	20,789	20,888
Banking centers	1,311	1,320	1,326	1,326	1,320	1,325	1,320	1,322
ATMs	2,614	2,586	2,374	2,433	2,426	2,415	2,404	2,409

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2014	2013	2013	2013	2013	2012	2012	2012
Income Statement ($ in millions)
Interest income (FTE)	$998	$1,007	$997	$989	$1,000	$1,020	$1,027	$1,031
Interest expense	100	102	99	104	107	117	120	132

Net interest income (FTE)	898	905	898	885	893	903	907	899
Provision for loan and lease losses	69	53	51	64	62	76	65	71
Noninterest income:
Service charges on deposits	133	142	140	136	131	134	128	130
Investment advisory revenue	102	98	97	98	100	93	92	93
Corporate banking revenue	104	94	102	106	99	114	101	102
Mortgage banking net revenue	109	126	121	233	220	258	200	183
Card and processing revenue	68	71	69	67	65	66	65	64
Other noninterest income	41	170	185	414	109	215	78	103
Securities gains, net	7	2	2	—	17	2	2	3
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	—	5	6	2	(2)	5	—

Total noninterest income	564	703	721	1,060	743	880	671	678
Noninterest expense:
Salaries, wages and incentives	359	388	389	404	399	416	399	393
Employee benefits	101	78	83	83	114	96	79	84
Net occupancy expense	80	77	75	76	79	76	76	74
Technology and communications	53	53	52	50	49	52	49	48
Equipment expense	30	29	29	28	28	27	28	27
Card and processing expense	31	37	33	33	31	31	30	30
Other noninterest expense	296	327	298	361	278	465	345	281

Total noninterest expense	950	989	959	1,035	978	1,163	1,006	937
Income before income taxes (FTE)	443	566	609	846	596	544	507	569
Taxable equivalent adjustment	5	5	5	5	5	4	4	4

Income before income taxes	438	561	604	841	591	540	503	565
Applicable income tax	119	159	183	250	179	144	139	180

Net income	$319	$402	$421	$591	$412	$396	$364	$385
Less: Net income attributable to noncontrolling interests	1	—	—	—	(10)	(3)	1	—

Net income attributable to Bancorp	$318	$402	$421	$591	$422	$399	$363	$385
Dividends on preferred stock	9	19	—	9	9	9	9	9

Net income available to common shareholders	$309	$383	$421	$582	$413	$390	$354	$376

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,182	$12,094	$12,762	$12,426	$11,878	$11,685	$11,594	$13,093
Tier II capital	4,173	4,347	3,674	3,675	3,853	4,131	4,183	4,188

Total risk-based capital	$16,355	$16,441	$16,436	$16,101	$15,731	$15,816	$15,777	$17,281

Risk-weighted assets	$116,622	$116,736	$114,544	$112,285	$109,626	$109,699	$106,858	$106,398

Tier I risk-based capital ratio	10.45%	10.36%	11.14%	11.07%	10.83%	10.65%	10.85%	12.31%
Total risk-based capital ratio	14.02%	14.08%	14.35%	14.34%	14.35%	14.42%	14.76%	16.24%
Tier I leverage ratio	9.65%	9.64%	10.58%	10.40%	10.03%	10.05%	10.09%	11.39%
Tier I common equity ratio	9.51%	9.39%	9.88%	9.43%	9.70%	9.51%	9.67%	9.77%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March	December	September	June	March	December	September	June
	2014	2013	2013	2013	2013	2012	2012	2012
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,153	$3,178	$2,887	$2,390	$2,186	$2,441	$2,490	$2,393
Available-for-sale and other securities	20,749	18,597	18,080	16,187	15,263	15,207	15,402	15,552
Held-to-maturity securities	195	208	265	274	283	284	287	305
Trading securities	347	343	246	219	218	207	205	200
Other short-term investments	2,202	5,116	2,622	1,109	2,286	2,421	1,286	1,964

Total cash and securities	26,646	27,442	24,100	20,179	20,236	20,560	19,670	20,414
Loans held for sale	780	944	1,330	2,148	2,691	2,939	1,802	1,863
Portfolio loans and leases	89,705	88,614	87,231	87,032	85,676	85,782	83,059	82,359

Total loans and leases	90,485	89,558	88,561	89,180	88,367	88,721	84,861	84,222
Allowance for loan and lease losses	(1,483)	(1,582)	(1,677)	(1,735)	(1,783)	(1,854)	(1,925)	(2,016)
Bank premises and equipment	2,528	2,531	2,528	2,540	2,540	2,542	2,520	2,506
Operating lease equipment	714	730	707	645	598	581	542	511
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,417	2,417
Intangible assets	18	19	21	23	25	27	30	33
Servicing rights	975	971	919	899	772	697	679	736
Other real estate owned	291	299	312	301	316	320	356	338
Other assets	7,064	8,059	7,786	8,912	7,895	7,884	8,333	8,382

Total assets	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543

Liabilities
Deposits:
Demand	$31,234	$32,634	$30,153	$30,097	$30,027	$30,023	$27,606	$26,251
Interest checking	25,472	25,875	23,527	22,878	23,175	24,477	22,891	23,197
Savings	16,867	17,045	17,583	18,448	19,339	19,879	20,624	22,011
Money market	13,208	11,644	10,433	9,247	8,613	6,875	5,285	4,223
Foreign office	1,922	1,976	1,409	1,570	1,089	885	1,059	1,265
Other time	3,660	3,530	3,524	3,793	3,909	4,015	4,167	4,261
Certificates—$100,000 and over	4,511	6,571	7,497	7,374	5,472	3,284	2,978	3,065
Other foreign office	—	—	—	47	—	79	78	—

Total deposits	96,874	99,275	94,126	93,454	91,624	89,517	84,688	84,273
Federal funds purchased	268	284	225	636	386	901	686	641
Other short-term borrowings	2,717	1,380	3,487	2,112	2,439	6,280	5,503	4,613
Other liabilities	3,698	5,245	5,057	5,941	4,693	4,347	4,710	4,507
Long-term debt	11,233	9,633	8,098	6,940	8,320	7,085	8,127	9,685

Total liabilities	114,790	115,817	110,993	109,083	107,462	108,130	103,714	103,719

Equity
Common and preferred equity	16,122	15,802	15,085	15,292	14,315	13,975	13,648	13,402
Net unrealized gains (losses):
Available-for-sale securities	231	121	268	203	381	412	494	476
Qualifying cash flow hedges	16	13	31	29	37	50	62	69
Accumulated other comprehensive income related to employee benefit plans	(51)	(52)	(81)	(83)	(85)	(87)	(88)	(91)
Treasury stock, at cost	(1,492)	(1,295)	(662)	(1,202)	(766)	(634)	(398)	(83)

Total Bancorp shareholders’ equity	14,826	14,589	14,641	14,239	13,882	13,716	13,718	13,773
Noncontrolling interests	38	37	39	38	38	48	51	51

Total equity	14,864	14,626	14,680	14,277	13,920	13,764	13,769	13,824

Total liabilities and equity	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543

Share Data
Preferred shares outstanding—Series G	—	—	—	16,442	16,450	16,450	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	—	—	—	—
Preferred shares outstanding—Series I	18,000	18,000	—	—	—	—	—	—
Common shares outstanding, excluding treasury	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253
Treasury shares held	76,323,853	68,586,836	36,863,042	72,418,626	49,247,856	41,740,524	26,425,263	4,979,328

Quarterly Data

	Three Months Ended
	March 2014	December 2013	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$90,238	$88,865	$89,154	89,473	$88,880	$86,180	$84,829	$84,508
Taxable securities	20,385	18,383	16,590	15,346	15,224	15,187	15,005	15,548
Tax exempt securities	46	48	44	55	51	57	48	62
Other short-term investments	2,509	4,612	1,894	1,561	1,571	1,521	1,535	1,558

Total interest-earning assets	113,178	111,908	107,682	106,435	105,726	102,945	101,417	101,676
Cash and due from banks	2,850	2,956	2,380	2,359	2,225	2,442	2,368	2,264
Other assets	14,478	14,986	15,015	15,198	15,016	15,468	15,749	15,835
Allowance for loan and lease losses	(1,576)	(1,671)	(1,731)	(1,780)	(1,850)	(1,912)	(2,013)	(2,121)

Total assets	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654

Liabilities
Interest-bearing liabilities:
Interest checking	$25,911	$24,650	$23,116	$22,796	$23,763	$23,556	$22,967	$23,548
Savings	16,903	17,323	18,026	18,864	19,576	20,216	21,283	22,143
Money market	12,439	11,285	9,693	8,918	7,932	6,026	4,776	4,258
Foreign office	2,017	1,717	1,755	1,418	1,102	1,174	1,345	1,321
Other time	3,616	3,529	3,676	3,859	3,982	4,094	4,224	4,359
Certificates—$100,000 and over	5,576	7,456	7,315	6,519	4,017	3,084	3,016	3,130
Other foreign office	—	—	17	10	40	32	32	23
Federal funds purchased	547	301	464	560	691	794	664	408
Other short-term borrowings	1,808	2,177	1,675	2,867	5,429	4,553	4,856	4,303
Long-term debt	10,313	9,135	7,453	7,552	7,506	7,891	8,863	9,669

Total interest-bearing liabilities	79,130	77,573	73,190	73,363	74,038	71,420	72,026	73,162
Demand deposits	30,626	30,765	30,655	29,682	28,565	29,223	27,127	26,351
Other liabilities	4,274	5,045	5,023	4,908	4,687	4,394	4,430	4,462

Total liabilities	114,030	113,383	108,868	107,953	107,290	105,037	103,583	103,975
Equity	14,900	14,796	14,478	14,259	13,827	13,906	13,938	13,679

Total liabilities and equity	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654

Average loans and leases (excluding held for sale)	$89,530	$87,895	$87,272	$86,707	$85,903	$83,943	$82,888	$82,586
Average common shares outstanding:
Basic	845,860,065	868,077,089	880,182,513	858,582,710	870,923,074	884,676,065	904,474,989	913,540,510
Diluted	857,923,596	877,510,663	888,111,269	900,625,454	913,163,262	925,585,306	944,820,608	954,622,463

Quarterly Data

	Three Months Ended
	March 2014	December 2013	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$40,692	$39,347	$38,260	$37,868	$36,782	$36,077	$33,357	$32,625
Commercial mortgage loans	7,959	8,069	8,058	8,450	8,777	9,116	9,368	9,697
Commercial construction loans	1,220	1,041	879	758	699	707	683	834
Commercial leases	3,577	3,626	3,572	3,570	3,568	3,549	3,549	3,471

Subtotal—commercial	53,448	52,083	50,769	50,646	49,826	49,449	46,957	46,627
Consumer:
Residential mortgage loans	13,275	13,570	13,832	14,513	14,713	14,873	13,449	13,218
Home equity	9,125	9,246	9,356	9,531	9,727	10,018	10,238	10,377
Automobile loans	12,088	11,984	12,072	12,015	11,741	11,972	11,912	11,739
Credit card	2,177	2,294	2,157	2,114	2,043	2,097	1,994	1,943
Other consumer loans and leases	372	381	375	361	317	312	311	318

Subtotal—consumer	37,037	37,475	37,792	38,534	38,541	39,272	37,904	37,595

Total loans and leases	$90,485	$89,558	$88,561	$89,180	$88,367	$88,721	$84,861	$84,222

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$40,409	$38,846	$38,145	$37,636	$36,423	$34,311	$33,124	$32,770
Commercial mortgage loans	7,983	8,051	8,280	8,627	8,978	9,209	9,592	9,873
Commercial construction loans	1,118	955	797	717	700	697	751	886
Commercial leases	3,607	3,579	3,574	3,553	3,557	3,509	3,483	3,471

Subtotal—commercial	53,117	51,431	50,796	50,533	49,658	47,726	46,950	47,000
Consumer:
Residential mortgage loans	13,304	13,544	14,333	14,984	14,866	14,028	13,458	13,059
Home equity	9,194	9,296	9,432	9,625	9,872	10,129	10,312	10,430
Automobile loans	12,023	12,019	12,083	11,887	12,096	11,944	11,812	11,755
Credit card	2,230	2,202	2,140	2,071	2,069	2,029	1,971	1,915
Other consumer loans and leases	370	373	370	373	319	324	326	349

Subtotal—consumer	37,121	37,434	38,358	38,940	39,222	38,454	37,879	37,508

Total average loans and leases	$90,238	$88,865	$89,154	$89,473	$88,880	$86,180	$84,829	$84,508

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$398	$387	$391	$551	$618	$665	$808	$1,002
Nonaccrual loans held for sale	3	6	11	15	16	25	38	55
Restructured loans—commercial (nonaccrual) held for sale	—	—	—	—	3	4	5	5
Restructured loans and leases (nonaccrual) portfolio	335	364	379	358	333	364	345	340
OREO and other repossessed property(a)	213	229	244	241	259	257	293	277

Total nonperforming assets	$949	$986	$1,025	$1,165	$1,229	$1,315	$1,489	$1,679

Ninety days past due loans and leases	$94	$103	$156	$152	$164	$195	$201	$203

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$301	$287	$310	$356	$323	$345	$401	$471
Commercial mortgage loans	147	146	187	235	260	296	356	449
Commercial construction loans	19	31	34	47	74	85	93	123
Residential mortgage loans	141	165	166	202	221	237	254	260
Home equity and other consumer loans & leases	128	128	84	84	92	95	93	99

Total nonperforming loans and leases (including held for sale)	$736	$757	$781	$924	$970	$1,058	$1,197	$1,402

Credit Charge-Offs ($ in millions)
Gross charge-offs	($190)	($183)	($141)	($145)	($168)	($177)	($188)	($219)
Recoveries	22	35	32	33	35	30	32	$38

Net losses charged off	($168)	($148)	($109)	($112)	($133)	($147)	($156)	($181)

(a)	Excludes OREO related to government insured loans.